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                                  SCHEDULE 14A
                                 (RULE 14A-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                              Exchange Act of 1934

Filed by the Registrant                              [X]
Filed by a Party other than the Registrant           [ ]

         Check the appropriate box:

[ ]      Preliminary Proxy Statement         [ ]     Confidential, for Use of
                                                     the Commission Only
                                                     (as permitted by
                                                     Rule 14a-6(e)(2))
[ ]      Definitive Proxy Statement
[X]      Definitive additional materials
[ ]      Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                               Cash Account Trust
                              Cash Equivalent Fund
                        Global/International Fund, Inc.
                                Investment Trust
                              Investors Cash Trust
                         Investors Municipal Cash Fund
                         Scudder Aggressive Growth Fund
                             Scudder Blue Chip Fund
                         Scudder Cash Investment Trust
                          Scudder Dynamic Growth Fund
                              Scudder Equity Trust
                           Scudder Floating Rate Fund
                      Scudder Focus Value Plus Growth Fund
                              Scudder Funds Trust
                              Scudder Growth Fund
                           Scudder High Yield Series
                              Scudder Income Trust
                        Scudder International Fund, Inc.
                   Scudder International Research Fund, Inc.
                            Scudder Investors Trust
                           Scudder Money Market Trust
                            Scudder Municipal Trust
                           Scudder Mutual Funds, Inc.
                         Scudder New Europe Fund, Inc.
                             Scudder Pathway Series
                               Scudder Portfolios
                            Scudder Portfolio Trust
                            Scudder Securities Trust
                      Scudder State Tax-Free Income Series
                          Scudder State Tax Free Trust
                         Scudder Strategic Income Fund
                              Scudder Target Fund
                          Scudder Tax-Free Money Fund
                             Scudder Tax-Free Trust
                            Scudder Technology Fund
                           Scudder Total Return Fund
                     Scudder US Government Securities Fund
                        Scudder U.S. Treasury Money Fund
                           Scudder Value Series, Inc.
                           Scudder Variable Series I
                           Scudder Variable Series II
                    Tax-Exempt California Money Market Fund
                               Value Equity Trust
                               Zurich Money Funds
                             Zurich YieldWise Funds

               (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of filing fee (Check the appropriate box):

[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)  Title of each class of securities to which transaction applies:

(2)  Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4)  Proposed maximum aggregate value of transaction:

(5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identity the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)  Amount previously paid:

(2)  Form, Schedule or Registration Statement no.:

(3)  Filing Party:

(4)  Date Filed:

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OPENING FOR ALL SCENARIOS:

If Shareholder is an Individual:
-------------------------------

Hello. My name is ______. May I please speak with _____? I'm calling on behalf of your current investment in the ________. Briefly, I wanted to be sure you received a proxy statement and proxy card for the ______ meeting of ________ to be held on ________. Has that arrived? For confirmation purposes, may I please have your full name and address? [If shareholder is unable to give full name and/or address, ask for last 4 digits of their Social Security number.] Do you know how many shares you own? If so, how many? Thank You.

If Shareholder is a Corporation or other entity:
------------------------------------------------

Hello. My name is ______. May I please speak with _____? I'm calling on behalf of your current investment in the ________. Briefly, I wanted to be sure you received a proxy statement and proxy card for the ______ meeting of ________ to be held on ________. Has that arrived? For confirmation purposes, may I please have your full name and title? May I have the address of the corporation or other entity or the last 4 digits of the entity's employer identification number? Are you authorized to vote this account? Do you know how many shares the corporation/other entity owns? If so, how many?

SCENARIO 1:

If Shareholder says that they HAVE NOT received the proxy statement and proxy
-----------------------------------------------------------------------------
card:
-----

Step 1:
-------

I would like to mail you another set of proxy materials. Do you still live at (address)? You should receive your materials within 7 to 10 business days.

Step 2:
-------

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call (GS toll free). When calling, please refer to record #_____. Our hours of operation are from 9:00am to 11:00pm Eastern Time. Thank you for your time! Have a nice day/evening!

SCENARIO 2:

If Solicitor reaches Answering Machine:
---------------------------------------

This message is to remind you that a ______ meeting of the _______ is scheduled for _______. To quickly vote your shares over the telephone, simply call ______. When calling please refer to record # ___. Representatives are available until 11:00 p.m. eastern time and will be happy to assist. Your vote is important! Thank you.

SCENARIO 3:

Step 1:
-------

A. If Shareholder says that they HAVE received the proxy statement and proxy
----------------------------------------------------------------------------
card:
-----

Have you had a chance to return your proxy card?

Step 2:
-------

B. If Shareholder says that they HAVE returned the proxy card:
--------------------------------------------------------------

For whatever reason, that vote has not yet registered. Would you like to place a vote right now over the phone?

Step 3:
-------

C. If Shareholder says that they DO want to place a vote over the phone
-----------------------------------------------------------------------

Would you like to register a vote along with the recommendations of your board?

D. If Shareholder says that they DO NOT want to place a vote over the phone
---------------------------------------------------------------------------

Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

Step 4:

E.  If Shareholder DOES want to vote with the board:
----------------------------------------------------

I am recording your __vote on a written proxy card. I will forward it to the fund and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

         E(1.) If the account has duplicates:
         ------------------------------------

         Mr/Ms___, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts? If YES-ask if s/h would like to vote the acct.'s If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS

         E(2.) After Shareholder Response:
         ---------------------------------

         Thank you for your time and your vote. Have a nice day/evening!


F.  If Shareholder DOES NOT want to vote with the board:
--------------------------------------------------------

Would you like to review the proposals and vote separately on each item?



         F(1.) If Shareholder DECLINES to vote:
         --------------------------------------

         Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

         F(2.) If Shareholder AGREES to vote:
         ------------------------------------

         READ proposals AND ANSWER ANY QUESTIONS
         The Board recommends a vote in favor of all proposals. How would you like to register your vote?

                  F(2.)A. If Shareholder DECLINES to Vote:
                  ----------------------------------------

                  Thank you for your time. We will look forward to receiving your vote. Have a nice day/evening!

                  F(2.)B. If Shareholder AGREES to Vote:
                  --------------------------------------

                  I am recording your __vote on a written proxy card. I will forward it to the fund and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

                           If the account has duplicates:
                           ------------------------------

                           Mr/Ms___, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts? If YES-ask if s/h would like to vote the acct.'s If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS

                           After Shareholder Response:
                           ---------------------------

                           Thank you for your time and your vote. Have a nice day/evening!

SCENARIO 4:

Step 1:
-------

A. If Shareholder says that they HAVE received the proxy statement and proxy
----------------------------------------------------------------------------
card:
-----

Have you had a chance to return your proxy card?

Step 2:
-------

B. If Shareholder says that they HAVE NOT yet returned the proxy card:
----------------------------------------------------------------------

If you would like, I could quickly assist you in placing a vote right now over the phone.

Step 3:

C.  If Shareholder says that they DO NOT want to place a vote over the phone
----------------------------------------------------------------------------

I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call (GS toll free). When calling, please refer to record #_____. Our hours of operation are from 9:00am to 11:00pm Eastern Time. Thank you for your time! Have a nice day/evening!

D. If Shareholder says that they DO want to place a vote over the phone
-----------------------------------------------------------------------

Would you like to register a vote along with the recommendations of your board?


Step 4:
-------

E.  If Shareholder DOES want to vote with the board:
----------------------------------------------------

I am recording your __vote on a written proxy card. I will forward it to the fund and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

         E(1.) If the account has duplicates:
         ------------------------------------

         Mr/Ms___, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts? If YES-ask if s/h would like to vote the acct.'s If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS

         E(2.) After Shareholder Response:
         ---------------------------------

         Thank you for your time and your vote. Have a nice day/evening!


F.  If Shareholder DOES NOT want to vote with the board:
--------------------------------------------------------
Would you like to review the proposals and vote separately on each item?


         F(1.) If Shareholder DECLINES to vote:
         --------------------------------------

         I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call (GS toll free). When calling, please refer to record #_____. Our hours of operation are from 9:00am to 11:00pm Eastern Time. Thank you for your time! Have a nice day/evening!

         F(2.) If Shareholder AGREES to vote:
         ------------------------------------
         READ proposals AND ANSWER ANY QUESTIONS
         The Board recommends a vote in favor of all proposals. How would you like to register your vote?

                  F(2.)A. If Shareholder DECLINES to Vote:
                  ----------------------------------------

                  I would like to leave you with our toll free number. If you have any questions or would like to vote over the phone, please call (GS toll free). When calling, please refer to record #_____. Our hours of operation are from 9:00am to 11:00pm Eastern Time. Thank you for your time! Have a nice day/evening!

                  F(2.)B. If Shareholder AGREES to Vote:
                  --------------------------------------

                  I am recording your __vote on a written proxy card. I will forward it to the fund and will send you a printed confirmation to (address). For confirmation purposes, may I have the city, state and zip code that we'll be mailing your confirmation to?

                           If the account has duplicates:
                           ------------------------------

                           Mr/Ms___, you own additional investments in (list all fund names). Have you received the proxy statements and proxy cards for these accounts? If YES-ask if s/h would like to vote the acct.'s If NO- CONFIRM ADDRESS AND REMAIL PROXY MATERIALS

                           After Shareholder Response:

                           Thank you for your time and your vote. Have a nice day/evening!